UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-23072

First Trust Dynamic Europe Equity Income Fund
(Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 765-8000

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Report
For the Six Months Ended
June 30, 2018

First Trust Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Report
June 30, 2018

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Janus Capital Management, LLC (“Janus Capital” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dynamic Europe Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.121 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Janus Capital are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Letter from the Chairman and CEO
June 30, 2018
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Dynamic Europe Equity Income Fund which contains detailed information about your investment for the six months ended June 30, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.
As 2018 began, there was much enthusiasm for the “Tax Cuts and Jobs Act of 2017” tax reform bill, which President Trump had signed into law on December 22, 2017, and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21% that the new tax package would bring. Early in the new year, many investors were watching the Federal Reserve (the “Fed”) and its signaled intent to continue raising interest rates at a gradual pace (it had raised rates three times in 2017). Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates this year, on March 21 and June 13. Additionally, they indicated at their June 2018 meeting that two additional rate hikes are expected before year-end.
For the entire first quarter of 2018, increased market volatility was the norm for U.S. markets. The Dow Jones Industrial Average (“DJIA”) was off to a strong start in January continuing its very strong performance displayed throughout 2017. However, February was a different story. Early in the month, the DJIA plunged 567 points and sank into “correction” territory (defined as a drop of 10% from the index’s high) and in just two weeks during February, was down more than 3,200 points. However, as February came to a close, the DJIA was back on track and up from the lows experienced earlier in the month.
For the second quarter of 2018, market volatility continued. Increasing trade tensions have had an impact on markets around the world and could continue to do so in the future. The talk from President Trump on tariffs and trade agreements gave many investors pause about the U.S. stock market and its long-standing economic growth and what the future might hold. The DJIA closed out both April and May slightly down but ended June slightly up. Despite this volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
Globally, markets underperformed moderately in the first half of 2018, as the MSCI AC World Index, which captures 23 developed markets and 24 emerging markets, ended the six-month period down just slightly. Analysts believe European companies are set up for growing earnings and credit upswings, which seems to bode well for global market performance. In addition, we believe the longer-term drivers of positive demographics, lower debt levels and improving productivity may lead to a multi-year cyclical upswing in emerging market economic fundamentals.
We continue to believe that one should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Dynamic Europe Equity Income Fund (FDEU)
“AT A GLANCE”
As of June 30, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FDEU
Common Share Price	$16.14
Common Share Net Asset Value (“NAV”)	$17.65
Premium (Discount) to NAV	(8.56)%
Net Assets Applicable to Common Shares	$304,117,287
Current Monthly Distribution per Common Share(1)	$0.1210
Current Annualized Distribution per Common Share	$1.4520
Current Distribution Rate on Common Share Price(2)	9.00%
Current Distribution Rate on NAV(2)	8.23%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 6/30/18	1 Year Ended 6/30/18	Inception (9/24/15) to 6/30/18
Fund Performance(3)
NAV	-7.61%	0.00%	6.07%
Market Value	-10.79%	-5.05%	1.01%
Index Performance
MSCI Europe Index	-3.23%	5.28%	8.60%
(1)	Most recent distribution paid or declared through 6/30/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 6/30/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Dynamic Europe Equity Income Fund (FDEU)
“AT A GLANCE” (Continued)
As of June 30, 2018 (Unaudited)
Top Ten Holdings	% of Total Investments
TOTAL S.A.	3.5%
Bayer AG	3.2
Rio Tinto PLC	3.0
Imperial Brands PLC	3.0
Siemens AG	2.9
ING Groep N.V.	2.7
Vodafone Group PLC	2.6
British Land (The) Co., PLC	2.6
Royal Dutch Shell PLC, Class A	2.6
BP PLC	2.6
Total	28.7%
Sector Allocation	% of Total Investments
Financials	21.0%
Industrials	16.0
Energy	12.6
Consumer Staples	10.9
Utilities	7.8
Health Care	7.5
Telecommunication Services	6.7
Materials	6.3
Real Estate	5.9
Consumer Discretionary	4.1
Information Technology	1.2
Total	100.0%

Country Allocation	% of Total Investments
United Kingdom	34.2%
Germany	13.9
France	13.7
Switzerland	10.9
Netherlands	9.2
Italy	5.8
Sweden	4.1
Spain	2.0
Austria	1.4
Finland	1.1
Denmark	1.0
Norway	0.9
Belgium	0.9
Luxembourg	0.9
Total	100.0%

Portfolio Commentary
First Trust Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Report
June 30, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Dynamic Europe Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Janus Capital Management LLC, (“Janus Capital” or the “Sub-Advisor”), a legal entity of Janus Henderson Investors, serves as the Fund’s investment sub-advisor. Janus Henderson Investors is headquartered in London and is a global investment management firm that provides a full spectrum of investment products and services to clients around the world. With offices in 28 cities with more than 2,000 employees, Janus Henderson Investors managed approximately $370.1 billion in assets as of June 30, 2018.
Portfolio Management Team
Alex Crooke, Co-Head of Equities-EMEA & Asia Pacific, Janus Henderson Investors
Ben Lofthouse, CFA, Head of Global Equity Income, Janus Henderson Investors
Commentary
First Trust Dynamic Europe Equity Income Fund
The Fund’s investment objective is to provide a high level of current income with a secondary focus on capital appreciation. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stocks that pay dividends, depositary receipts, and real estate investment trusts (“REITs”). “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.
Market Recap
European markets had a very strong year in 2017, and the subsequent first half of this year has seen a more benign period with the MSCI Europe Index declining by -3.23%. European gross domestic product has continued to expand at a modest rate, and while moderating to some extent, the leading indicators of growth continue to point towards expansion in coming months. Politics has played a role in market turbulence during the reporting period, initially through concerns around the potential new Italian government’s Eurosceptic stance and, subsequently, through prospects of a trade war between the U.S. and Europe. While the magnitude of quantitative easing has declined, the ECB remains supportive of an expansionary policy and has kept interest rates at record lows. Visibility on Brexit outcomes remains limited, although recent discussions point to a scenario that may be less disruptive than previously imagined. Northern Europe did better with Finland and Norway outperforming while Germany and Switzerland were underperformers over this period. The strongest sectors included Energy and Technology while Telecoms and Financials underperformed. Oil remained strong during this period and returned +22.72%, which was beneficial for the Fund.
Performance Analysis
The Fund has been invested in European equities since shortly after the Fund’s launch in September 2015. The Fund delivered -7.61% net asset value (“NAV”) return1 and -10.79% market value return1 during the reporting period, underperforming the benchmark. The Fund continued to make distributions during the reporting period, totaling $0.73 for the six months ended June 30, 2018.
The Fund maintained its tilt towards high quality businesses, with a focus on strong balance sheets and cash flow. Many of these businesses have delivered strong results during the period, even if their share prices have been volatile due to political events.
The Fund had an overweight position in Energy, which was the best performing sector during the reporting period. Our thesis for being overweight is based on the improved capital discipline and cash flow generating ability of the companies in this sector. As a result, the two integrated oil companies Equinor ASA (Norway) and Total S.A. (France) were among the best performing stocks in the six-month period ended June 30, 2018. However, the Fund also enjoyed strong performance from names in multiple sectors across Europe. Renault S.A., the French automobile manufacturer, delivered strong returns as its Japanese partner, Nissan, increased its stake in the company – the Fund subsequently sold the position at a healthy profit. BAE Systems PLC, the UK aerospace and defense company, performed well after winning numerous orders globally and providing strong guidance for future earnings. Rio Tinto PLC, the
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Report
June 30, 2018 (Unaudited)
Australian mining giant, continued its strong run from last year on the back of improved economics in the space as well as responsible capital management by the major players. Other strong performers during the period included Royal Mail PLC, the UK’s postal service, Nexity S.A., the French real estate developer, and ITV PLC, the UK’s broadcasting company.
Detractors from performance during this period include the Belgium postal operator, bpost S.A., which declined after announcing that it would need to invest significantly more capital in its recently acquired U.S. business. Adecco Group AG, the Swiss staffing company, suffered after reporting disappointing earnings on the back of higher costs which management suggested would improve through the back half of the year. European banks suffered through the first half of 2018 as the ECB indicated that rates would not rise in coming months, in addition to the Italian political instability. As a result, our positions in the Dutch bank, ING Groep, and the French bank, Societe Générale, underperformed during this period. We believe that the banks offer good value and an effective way of playing the European economic recovery and maintain our positions.
Investment Activity
After increasing leverage through 2017, the Fund took some profits through the six-month period ended June 30, 2018 as volatility returned to markets. Positions in automobile companies Daimler AG and Renault S.A. were sold on the view that margins might be difficult for these companies to sustain as revenue growth slows and investment needs rise. Positions in Financials such as Assicurazioni Generali S.p.A. and Standard Life Aberdeen PLC were sold and replaced with a position in Standard Chartered which we believe offers better fundamental potential at an attractive valuation. After good performance, positions in SFK, the Swedish industrial company and ICADE, the French real estate business, were sold as they approached their fair value. The Fund invested some of these proceeds into buying Sage, the UK software business which is transitioning to the Cloud and has the potential for long-term capital and income growth.
The Fund utilizes a dynamic currency hedging process to mitigate the risk of adverse currency movements on the portfolio. With the Euro declining by -2.67% and the British Pound depreciating -2.26% during the period versus the U.S. dollar, both hedges were accretive to performance. The Fund has borrowed in Euros. The associated interest rate is lower than borrowing in dollars, and Euro borrowing provides a currency hedge to U.S. based investors. Financial leverage was a negative contributor to performance during the reporting period, although some of the negative equity contribution was offset by a positive foreign currency impact from the loan.
To generate additional income, the Fund writes (or sells) call options on certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. During the six-month period ended June 30, 2018, the options portfolio management team overwrote approximately 30% of the Fund’s Managed Assets. The option strategy was executed on the broad-based Euro Stoxx 50 Index, selling one to three month call options, approximately at-the-money to slightly out-of-the-money. The option strategy added to the total return of the Fund during the reporting period as the overwritten index, the Euro Stoxx 50, traded slightly lower in price during this performance period.
Market and Fund Outlook
The Fund focuses on high quality, income-generating investments and, in our opinion, is well-positioned to benefit from a European economic recovery. European interest rates have continued to remain low and, in our view, the outlook for dividend stocks remains positive in this environment due to investors’ ongoing requirement for yielding assets. While macroeconomic volatility and political uncertainty have dogged markets this cycle, we believe current indications would suggest a period of continued growth and improving employment through Europe for the remainder of 2018. We will seek to benefit from periods of volatility and positive forward indicators by opportunistically adding to any oversold European franchises that offer healthy long-term income and capital appreciation prospects.

2Federal Reserve Bank of St. Louis chart of 10-Year Treasury Constant Maturity Minus 2-Year Treasury Constant Maturity (T10Y2Y). https://fred.stlouisfed.org/series/T10Y2Y
312 month return of H0A0 as of October 31, 2017. Bloomberg.
4J.P. Morgan High Yield Market Monitor 1 November 2017 p 9
5J.P. Morgan High Yield Market Monitor 1 November 2017 p 15
6J.P. Morgan High Yield Market Monitor 1 November 2017 p 15
7J.P. Morgan High Yield Market Monitor 1 November 2017 p15
8J.P. Morgan High Yield Market Monitor 1 November 2017 p 16
9J.P. Morgan High Yield Market Monitor 1 November 2016 p 6
10Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.
11J.P. Morgan High Yield Market Monitor 1 November 2017 p11

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments
June 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 109.6%
	Aerospace & Defense – 2.5%
887,774	BAE Systems PLC	$7,578,166
	Air Freight & Logistics – 2.3%
201,130	bpost S.A.	3,177,921
119,414	Deutsche Post AG	3,900,463
		7,078,384
	Banks – 14.1%
157,317	ABN AMRO Group NV (b)	4,082,143
101,009	BAWAG Group AG (b)	4,718,332
656,323	ING Groep N.V.	9,448,845
712,599	Nordea Bank AB	6,864,437
115,560	Societe Generale S.A.	4,873,754
599,103	Standard Chartered PLC	5,476,154
351,831	Swedbank AB, Class A	7,534,115
		42,997,780
	Beverages – 2.9%
246,604	Diageo PLC	8,858,902
	Building Products – 1.9%
129,931	Cie de Saint-Gobain	5,806,838
	Capital Markets – 2.2%
226,376	Credit Suisse Group AG	3,417,471
453,031	Natixis S.A.	3,215,563
		6,633,034
	Chemicals – 2.5%
78,159	BASF SE	7,476,260
	Commercial Services & Supplies – 1.1%
1,252,654	Prosegur Cash S.A. (b)	3,379,182
	Diversified Financial Services – 0.5%
250,000	Banca Farmafactoring S.p.A (b)	1,465,589
	Diversified Telecommunication Services – 4.7%
474,871	Deutsche Telekom AG	7,358,936
416,298	Orange S.A.	6,973,862
		14,332,798
	Electric Utilities – 6.4%
1,123,049	Enel S.p.A.	6,238,790
454,746	SSE PLC	8,132,046
925,893	Terna Rete Elettrica Nazionale S.p.A	5,008,386
		19,379,222
	Electrical Equipment – 2.4%
198,195	ABB Ltd.	4,344,959
36,836	Schneider Electric SE	3,072,280
		7,417,239
	Energy Equipment & Services – 1.0%
165,614	Tenaris S.A.	3,039,344
	Food Products – 2.5%
98,780	Nestle S.A.	7,670,587
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Industrial Conglomerates – 3.3%
75,337	Siemens AG	$9,960,931
	Insurance – 7.3%
23,677	Hannover Rueck SE	2,953,020
28,180	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,958,103
274,194	Prudential PLC	6,276,592
187,737	SCOR SE	6,976,193
		22,163,908
	Media – 3.7%
3,249,534	ITV PLC	7,462,116
435,112	Mediaset Espana Comunicacion S.A.	3,669,670
		11,131,786
	Metals & Mining – 3.5%
190,670	Rio Tinto PLC	10,571,259
	Multi-Utilities – 2.5%
702,312	National Grid PLC	7,770,930
	Oil, Gas & Consumable Fuels – 13.4%
1,171,788	BP PLC	8,943,219
120,909	Equinor ASA	3,212,621
258,358	Royal Dutch Shell PLC, Class A	8,981,921
1,814,021	Snam S.p.A.	7,575,447
199,174	TOTAL S.A.	12,143,806
		40,857,014
	Paper & Forest Products – 1.3%
106,975	UPM-Kymmene OYJ	3,825,216
	Personal Products – 1.6%
89,254	Unilever N.V.	4,980,670
	Pharmaceuticals – 8.6%
100,569	Bayer AG	11,080,887
80,561	Novartis AG	6,124,035
39,709	Roche Holding AG	8,843,603
		26,048,525
	Professional Services – 4.8%
126,898	Adecco Group AG	7,529,563
334,377	RELX N.V.	7,132,217
		14,661,780
	Real Estate Management & Development – 1.6%
76,208	Nexity S.A.	4,814,668
	Software – 1.4%
510,989	Sage Group (The) PLC	4,239,138
	Textiles, Apparel & Luxury Goods – 1.1%
48,542	Pandora A.S.	3,391,880
	Tobacco – 5.5%
123,080	British American Tobacco PLC	6,221,254
281,600	Imperial Brands PLC	10,487,725
		16,708,979

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Wireless Telecommunication Services – 3.0%
3,803,133	Vodafone Group PLC	$9,226,265
	Total Common Stocks	333,466,274
	(Cost $339,418,320)
REAL ESTATE INVESTMENT TRUSTS (a) – 5.2%
	Equity Real Estate Investment Trusts – 5.2%
1,035,035	British Land (The) Co., PLC	9,182,167
152,658	Eurocommercial Properties N.V.	6,482,043
	Total Real Estate Investment Trusts	15,664,210
	(Cost $17,676,889)
RIGHTS (a) – 0.0%
	Banks – 0.0%
741,592	Intesa Sanpaolo S.p.A., expiring 07/17/18 (c) (d)	0
	(Cost $0)
	Total Investments – 114.8%	349,130,484
	(Cost $357,095,209) (e)

Number of Contracts	Description	Notional Amount	Exercise Price (Euro)	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.2)%
599	EURO STOXX 50 Index	$23,752,637	€3,550.00	Jul 2018	(18,890)
587	EURO STOXX 50 Index	23,276,791	3,625.00	Jul 2018	(2,744)
627	EURO STOXX 50 Index	24,862,943	3,550.00	Aug 2018	(92,222)
588	EURO STOXX 50 Index	23,316,445	3,625.00	Aug 2018	(26,096)
636	EURO STOXX 50 Index	24,387,098	3,500.00	Sep 2018	(317,801)
	Total Call Options Written				(457,753)
	(Premiums received $1,499,186)

Outstanding Loan – (32.6)%	(99,262,999)
Net Other Assets and Liabilities – 18.0%	54,707,555
Net Assets – 100.0%	$304,117,287

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 6/30/2018	Sale Value as of 6/30/2018	Unrealized Appreciation/ (Depreciation)
09/05/18	BNS	USD	22,397,622	EUR	18,370,000	$ 22,397,622	$ 21,558,553	$ 839,069
09/05/18	BNS	USD	16,028,010	GBP	11,600,000	16,028,010	15,354,151	673,859
Net Unrealized Appreciation (Depreciation)								$1,512,928

Counterparty Abbreviations
BNS	Bank of Nova Scotia
See Note 3D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 3I – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.

(a)	All or a portion of these securities are available to serve as collateral for the outstanding loan and call options written.
(b)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At June 30, 2018, securities noted as such are valued at $0 or 0.0% of net assets.
(d)	Non-income producing security.
(e)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $28,086,775 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $33,497,139. The net unrealized depreciation was $5,410,364. The amounts presented are inclusive of derivative contracts.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2018 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 333,466,274	$ 333,466,274	$ —	$ —
Real Estate Investment Trusts*	15,664,210	15,664,210	—	—
Rights*	—**	—	—**	—
Total Investments	349,130,484	349,130,484	—**	—
Forward Foreign Currency Contracts	1,512,928	—	1,512,928	—
Total	$ 350,643,412	$ 349,130,484	$ 1,512,928	$—
LIABILITIES TABLE
	Total Value at 6/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (457,753)	$ —	$ (457,753)	$ —

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
June 30, 2018 (Unaudited)
Currency Exposure Diversification	% of Total Investments†
EUR	45.1%
GBP	27.1
USD	11.0
CHF	10.8
SEK	4.1
DKK	1.0
NOK	0.9
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Assets and Liabilities
June 30, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $357,095,209)	$ 349,130,484
Cash	44,747,158
Foreign currency (Cost $737,264)	735,676
Unrealized appreciation on forward foreign currency contracts	1,512,928
Receivables:
Investment securities sold	5,740,029
Dividend reclaims	1,714,389
Dividends	897,932
Prepaid expenses	12,101
Total Assets	404,490,697
LIABILITIES:
Outstanding loan	99,262,999
Options written, at value (Premiums received $1,499,186)	457,753
Payables:
Investment advisory fees	367,866
Interest and fees on loan	216,173
Administrative fees	31,025
Audit and tax fees	24,028
Custodian fees	5,869
Transfer agent fees	2,932
Printing fees	2,457
Financial reporting fees	732
Other liabilities	1,576
Total Liabilities	100,373,410
NET ASSETS	$304,117,287
NET ASSETS consist of:
Paid-in capital	$ 305,695,356
Par value	172,319
Accumulated net investment income (loss)	(2,442,015)
Accumulated net realized gain (loss) on investments, options, forward foreign currency contracts, and foreign currency transactions	5,365,880
Net unrealized appreciation (depreciation) on investments, options, forward foreign currency contracts, and foreign currency translation	(4,674,253)
NET ASSETS	$304,117,287
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$17.65
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	17,231,908

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Operations
For the Six Months Ended June 30, 2018 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,295,537)	$ 12,854,563
Interest	98,967
Total investment income	12,953,530
EXPENSES:
Investment advisory fees	2,340,300
Interest and fees on loan	415,941
Administrative fees	90,421
Printing fees	65,431
Audit and tax fees	30,103
Custodian fees	29,479
Legal fees	20,643
Listing expense	10,835
Transfer agent fees	8,892
Trustees’ fees and expenses	7,917
Financial reporting fees	4,587
Other	19,646
Total expenses	3,044,195
NET INVESTMENT INCOME (LOSS)	9,909,335
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,665,499
Written options	983,702
Forward foreign currency contracts	(1,146,773)
Foreign currency transactions	(95,939)
Net realized gain (loss)	5,406,489
Net change in unrealized appreciation (depreciation) on:
Investments	(45,810,538)
Written options	(385,147)
Forward foreign currency contracts	2,499,515
Foreign currency translation	2,625,071
Net change in unrealized appreciation (depreciation)	(41,071,099)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(35,664,610)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,755,275)
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statements of Changes in Net Assets
	Six Months Ended 6/30/2018 (Unaudited)	Year Ended 12/31/2017
OPERATIONS:
Net investment income (loss)	$ 9,909,335	$ 13,528,985
Net realized gain (loss)	5,406,489	8,794,902
Net change in unrealized appreciation (depreciation)	(41,071,099)	43,250,007
Net increase (decrease) in net assets resulting from operations	(25,755,275)	65,573,894
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(12,510,365)	(2,427,255)
Net realized gain	—	(13,035,761)
Return of capital	—	(17,182,834)
Total distributions to shareholders	(12,510,365)	(32,645,850)
Total increase (decrease) in net assets	(38,265,640)	32,928,044
NET ASSETS:
Beginning of period	342,382,927	309,454,883
End of period	$ 304,117,287	$ 342,382,927
Accumulated net investment income (loss) at end of period	$(2,442,015)	$159,015
COMMON SHARES:
Common Shares at end of period	17,231,908	17,231,908

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Cash Flows
For the Six Months Ended June 30, 2018 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(25,755,275)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(71,203,780)
Sales of investments	89,349,251
Proceeds from written options	3,708,493
Amount paid to close written options	(3,132,939)
Net realized gain/loss on investments and written options	(6,649,201)
Net change in unrealized appreciation/depreciation on investments and written options	46,195,685
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	(2,499,515)
Changes in assets and liabilities:
Decrease in dividend reclaims receivable	169,408
Increase in dividends receivable	(283,069)
Increase in prepaid expenses	(9,045)
Decrease in interest and fees payable on loan	(3,666)
Decrease in investment advisory fees payable	(42,404)
Decrease in audit and tax fees payable	(20,997)
Decrease in legal fees payable	(4,812)
Decrease in printing fees payable	(21,869)
Decrease in administrative fees payable	(2,272)
Increase in custodian fees payable	1,762
Decrease in transfer agent fees payable	(2,312)
Decrease in Trustees’ fees and expenses payable	(289)
Decrease in financial reporting fees payable	(38)
Increase in other liabilities payable	897
Cash provided by operating activities		$29,794,013
Cash flows from financing activities:
Distributions to Common Shareholders from net investment income	(12,510,365)
Effect of exchange rate changes on Euro Loans (a)	(2,724,249)
Cash used in financing activities		(15,234,614)
Increase in cash and foreign currency (b)		14,559,399
Cash and foreign currency at beginning of period		30,923,435
Cash and foreign currency at end of period		$45,482,834
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$419,607

(a)	This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.
(b)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(99,178), which does not include the effect of exchange rate changes on Euro borrowings.
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 6/30/2018 (Unaudited)	Year Ended December 31,		Period Ended 12/31/2015 (a)
		2017	2016
Net asset value, beginning of period	$ 19.87	$ 17.96	$ 19.07	$ 19.10
Income from investment operations:
Net investment income (loss)	0.58	0.78	0.73	0.04
Net realized and unrealized gain (loss)	(2.07)	3.02	(0.39)	0.05
Total from investment operations	(1.49)	3.80	0.34	0.09
Distributions paid to shareholders from:
Net investment income	(0.73)	(0.14)	(1.13)	(0.07)
Net realized gain	—	(0.75)	—	(0.05)
Return of capital	—	(1.00)	(0.32)	—
Total distributions paid to Common Shareholders	(0.73)	(1.89)	(1.45)	(0.12)
Net asset value, end of period	$17.65	$19.87	$17.96	$19.07
Market value, end of period	$16.14	$18.83	$15.52	$17.16
Total return based on net asset value (b)	(7.61)%	22.66%	3.30%	0.52%
Total return based on market value (b)	(10.79)%	34.51%	(0.80)%	(13.61)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 304,117	$ 342,383	$ 309,455	$ 328,648
Ratio of total expenses to average net assets	1.88% (c)	1.85%	1.83%	1.72% (c)
Ratio of total expenses to average net assets excluding interest expense	1.63% (c)	1.60%	1.59%	1.56% (c)
Ratio of net investment income (loss) to average net assets	6.13% (c)	4.09%	4.13%	0.82% (c)
Portfolio turnover rate	18%	39%	41%	5%
Indebtedness:
Total loan outstanding (in 000’s)	$ 99,263	$ 101,987	$ 85,791	$ 89,113
Asset coverage per $1,000 of indebtedness (d)	$ 4,064	$ 4,357	$ 4,607	$ 4,688

(a)	The Fund was seeded on August 20, 2015 and commenced operations on September 24, 2015.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
1. Organization
First Trust Dynamic Europe Equity Income Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on May 11, 2015, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FDEU on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of current income with a secondary focus on capital appreciation. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stocks that pay dividends, depositary receipts, and real estate investment trusts (“REITs”). “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.121 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
Over-the-counter options contracts are fair valued at the closing price in the market of the underlying contracts where such contracts are principally traded.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on certain broad-based securities indices as determined to be appropriate by the Advisor, and consistent with the Fund’s investment objective in an amount up to 40% of the value of its Managed Assets. The Fund will write (sell) a call option on an individual security only if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor or Janus Capital Management LLC (“Janus Capital” or the “Sub-Advisor”) (in accordance with procedures approved by the Board of Trustees) in such amount that are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If an index option written (sold) by the Fund is exercised, the Fund will be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options” on the Statement of Operations.
The index options that the Fund writes (sells) give the option holder the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price, and such difference is greater than the premium received by the Fund for writing the option. Net index option premiums can vary widely over the short-term and long-term.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Dividends and Distributions to Shareholders
The Fund intends to pay holders of its Common Shares a recurring monthly distribution that reflects the distributable cash flow of the Fund. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2017 was as follows:
Distributions paid from:
Ordinary income	$2,427,255
Capital gains	13,035,761
Return of capital	17,182,834
As of December 31, 2017, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(827,572)
Net unrealized appreciation (depreciation)	37,342,824
Total accumulated earnings (losses)	36,515,252
Other	—
Paid-in capital	305,867,675
Total net assets	$342,382,927
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2017, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2017, the Fund incurred and elected to defer a net ordinary loss amount of $827,572.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of June 30, 2018, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
H. Expenses
The Fund will pay all expenses directly related to its operations.
I. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
At June 30, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 1,512,928	$ —	$ 1,512,928	$ —	$ —	$ 1,512,928
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.10% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Janus Capital serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2018, were $71,203,780 and $95,089,280, respectively.
6. Derivative Transactions
During the six months ended June 30, 2018, the premiums for written options opened were $3,708,493, and the premiums for written options closed, exercised and expired were $4,116,641.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
The following table presents the types of derivatives held by the Fund at June 30, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities. In compliance with the 1940 Act, the Fund covers its derivative commitments by earmarking liquid assets, entering into offsetting transactions or owning positions covering its obligations.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 1,512,928	Unrealized depreciation on forward foreign currency contracts	$ —
Written Options	Equity Risk	Options written, at value	$ —	Options written, at value	$ 457,753
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(1,146,773)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	2,499,515
Equity Risk Exposure
Net realized gain (loss) on written options	$983,702
Net change in unrealized appreciation (depreciation) on written options	(385,147)
For the six months ended June 30, 2018, the notional values of forward foreign currency contracts opened and closed were $77,935,426 and $76,284,638, respectively.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Borrowings
The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). The total commitment under the facility is $125,000,000. The borrowing rate under the revolving credit facility is equal to the Euro rate of the 6-month LIBOR plus 80 basis points. As of June 30, 2018, the Fund had one loan outstanding under the revolving credit facility totaling $99,262,999 (85,000,000 EUR), which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. For the six months ended June 30, 2018, the average amount outstanding was $102,884,115 (85,000,000 EUR). The annual interest rate in place during the six months ended June 30, 2018 was 0.80% and did not change throughout the period. Therefore, the high, low and average interest rates during the six months ended June 30, 2018 were 0.800%. The interest rate at June 30, 2018 was also 0.800%. The Fund does not pay a commitment fee unless the loan balance drops below 75% of total commitment, which results in a fee of 0.25% and is included in “Interest and fees on loan” on the Statement of Operations.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com;

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
(3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 23, 2018. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust Dynamic Europe Equity Income Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Erickson was 14,971,803, the number of votes against was 332,504 and the number of broker non-votes was 1,927,601. The number of votes cast in favor of Mr. Kadlec was 14,968,228, the number of votes against was 336,079 and the number of broker non-votes was 1,927,601. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
On May 7, 2018 the shareholders of the Fund voted at a special meeting of shareholders to approve a new investment sub-advisory agreement (the “New Agreement”) among the Fund, First Trust Advisors L.P. and Janus Capital Management LLC (“Janus Capital”), a legal entity of Janus Henderson Group plc. In January 2018, FTA announced that the Board of Trustees of the Fund had approved Janus Capital as the investment sub-advisor of the Fund. Henderson Global Investors (North America) Inc. (“Henderson Global”), a different legal entity of Janus Henderson Group plc, served as the Fund’s investment sub-advisor since the Fund’s inception on September 24, 2015. The transition from Henderson Global to Janus Capital as the sub-advisor of the Fund is a result of the recent merger of Henderson Group plc and Janus Capital Group Inc. in May 2017. The number of votes cast in favor of the New Agreement was 7,578,766, the number of votes against was 1,431,603 and the number of broker non-votes was 8,221,539.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Conversion Risk. The Fund’s Amended and Restated Declaration of Trust provides that, during calendar year 2023, the Fund will call a shareholder meeting for the purpose of voting to determine whether the Fund should convert to an open-end management investment company. The Fund will bear the costs associated with calling such shareholder meeting. In the event of conversion to an open-end management investment company, the common shares of the Fund would cease to be listed on the New York Stock Exchange or other national securities exchange, and such common shares would thereafter be redeemable at net asset value at the option of the shareholder, rather than traded in the secondary market at market price, which, for closed-end fund shares, may at times be at a premium to net asset value. Any borrowings or preferred shares of the Fund would need to be repaid or redeemed upon conversion and, accordingly, a portion of the Fund’s portfolio may need to be liquidated, potentially resulting in, among other things, lower current income. In addition, open-end management investment companies may be subject to continuous asset in-flows and out-flows that can complicate portfolio management and limit the Fund’s ability to make certain types of investments. As a result, the Fund may incur increased expenses and may be required to sell portfolio securities at inopportune times in order to accommodate such flows.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Europe Risk. A significant number of countries in Europe are member states in the European Union (the “EU”), which faces major issues involving its membership, structure, procedures and policies. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. In general, monetary policy is set for the Eurozone by the European Central Bank and fiscal policy is overseen and approved by the EU. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) may be subject to various restrictions, including restrictions on deficits and debt levels. As a result of the foregoing, monetary and fiscal policies may not address the needs of all member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of capital controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.
The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and can affect exposures to other EU countries and their financial companies as well. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.
Financial Companies Risk. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
Income Risk: Net investment income paid by the Fund to its shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund’s portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund’s portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of the distributions paid on the common shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-Diversification. As a non-diversified, closed-end management investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain or all of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Option Risk: The Fund may write (sell) covered call options on a portion of the equity securities held in the Fund’s portfolio and certain broad-based indices. As the writer (seller) of a call option on portfolio equity securities, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call option but would retain the risk of loss should the price of the underlying security decline. Therefore, the writing (or selling) of call options may limit the Fund’s ability to benefit from the full upside potential of its investment strategies. The value of call options written by the Fund may be affected by, among other factors, changes in the value of the underlying security (or securities) in relation to the strike price, changes in dividend rates of the underlying security (or securities), changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security (or securities), and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid.

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
Potential Conflicts of Interest Risk. First Trust, Henderson and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Henderson currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Henderson) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Henderson have a financial incentive to leverage the Fund.
Real Estate Investment Trust Risk. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including: (i) rising interest rates; (ii) changes in the economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with local laws; (vi) increased competition from new properties; (vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; and (xi) other factors beyond the control of the REITs including changes in tax laws. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, when further distributed to common shareholders will not generally qualify for favorable treatment as qualified dividend income. Certain REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REITs are also subject to heavy cash flow dependency and defaults by borrowers or lessees. By investing in REITs indirectly through the Fund, a common shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.
United Kingdom Risk. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. The United Kingdom government, pursuant to the Treaty of Lisbon (the “Treaty”), gave notice of its withdrawal in March 2017 and began negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU, which is expected to take place by March 2019. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events.
Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Dynamic Europe Equity Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Advisory Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that,

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
among other things, outlined the services provided by the Advisor (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (including open-end funds and exchange-traded funds, in addition to a closed-end fund) compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to renew the Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
The Board noted that it had approved a new Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Advisor and Janus Capital Management LLC (the “Sub-Advisor”) at a meeting held on January 18, 2018 for an initial two-year term and that shareholders of the Fund approved the Sub-Advisory Agreement at a meeting held in May 2018. Accordingly, the Board did not consider the renewal of the Sub-Advisory Agreement at the June 11, 2018 meeting and will first consider its renewal at its June 2019 meeting.
In reviewing the Advisory Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Advisory Agreement. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Advisory Agreement have been and are expected to remain satisfactory.
The Board considered the advisory fee rate payable under the Advisory Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) the peer group includes open-end funds and index-based exchange-traded funds, which have economics different from those of closed-end funds; (iii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; (iv) only two of the peer funds employ an advisor/sub-advisor management structure and only one of those peer funds employs an unaffiliated sub-advisor; (v) some of the peer funds are larger than the Fund, which causes the Fund’s fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (vi) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was above the median of the Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2018 (Unaudited)
Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the peer funds in the Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Peer Group average for the one-year period ended December 31, 2017 but underperformed the MSCI Europe Index for the one-year period ended December 31, 2017. The Board also received information on the Fund’s annual distribution rate as of December 31, 2017 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee continued to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor under the Advisory Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

This page intentionally left blank

This page intentionally left blank

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Janus Capital Management LLC
151 Detroit Street
Denver, Colorado 80206
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Dynamic Europe Equity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 30, 2018
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 30, 2018

* Print the name and title of each signing officer under his or her signature.